                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 28, 1997
                                                  ----------------


                                HomeBase, Inc.
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             (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

           1-10259                                               33-0109661
-------------------------------------------              --------------------------------------------------
(Commission File number)                                 (I.R.S. Employer Identification No.)

Support Center Offices       3345 Michelson Drive,       Irvine, California                 92715
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(Address of principal executive offices)                                                    (Zip Code)

Registrant's telephone number, including area code       (714) 442-5000
                                                         --------------------------------------------------

 ----------------------------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.
         -------------

         On October 28, 1997, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         c.  Exhibits

         99.1  October 28, 1997 Press Release of HomeBase.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 1997

                              HomeBase, Inc.

                                  /s/ Allan P. Sherman
                              By______________________________
                                Allan P. Sherman
                                President and Chief Executive Officer


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